UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 22, 2014

XCEL BRANDS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-31553	76-0307819
(Commission File Number)	(IRS Employer Identification No.)
475 10th Avenue, 4th Floor, New York, NY (Address of Principal Executive Offices)	10018 (Zip Code)

(347) 727-2474

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement.

Item 2.01          Completion of Acquisition or Disposition of Assets

Item 2.03          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On December 22, 2014 (the “Closing Date”), XCel Brands, Inc. (“XCel” or the “Company”) and H Licensing, LLC, (“H Licensing”) a wholly-owned subsidiary of XCel (together, the “Buyers”), entered into an asset purchase agreement dated December 22, 2014 (the “Purchase Agreement”), with The H Company IP, LLC (the “Seller”), a wholly-owned subsidiary of House of Halston LLC (“HOH”), and HOH, pursuant to which the Buyers acquired certain assets of the Sellers, including the “H by Halston” and “H Halston” trademarks and other intellectual property rights relating thereto. Benjamin Malka, a director of the Company, is a 24% equity holder of HOH, and Chief Executive Officer of HOH and of Seller.

Pursuant to the Purchase Agreement, on the Closing Date, the Buyers delivered (i) $18,023,090 in cash and 1,000,000 shares of common stock of the Company (the “Seller’s Stock Consideration”) to the Seller and (ii) warrants to purchase 750,000 shares of common stock of the Company (the “Warrant Shares”) to the Seller’s Designee (the “Seller’s Designee”). The warrants are exercisable for a period of five years for the closing date at an exercise price of $12.00 per share.

Pursuant to voting agreements entered into on the Closing Date (the “Voting Agreement”), each of the Seller and Seller’s Designee appointed Robert J. D’Loren, Chief Executive Officer, President and Chairman of the Board of XCel, as its irrevocable proxy and attorney-in-fact with respect to the shares of the common stock of XCel received by it in connection with the transaction and the Warrant Shares, respectively. As proxy holder, Mr. D’Loren, shall vote in favor of matters recommended or approved by the board of directors.

Pursuant to a lock-up agreement entered into on the Closing Date, the Seller agreed that during the twelve (12) months from the Closing Date, in the case of the Seller’s Stock Consideration, or during the twelve (12) months from the date any shares are issued to the Sellers pursuant to the Trademark License Agreement (defined below) (collectively, the “Lock-up Shares”), the Seller may not, subject to certain exceptions, offer, sell, pledge, hypothecate, grant an option for sale or otherwise dispose of, or transfer or grant any rights with respect to, any of the Lock-Up Shares. The Seller’s Designee entered into a similar lock-up agreement with respect to the Warrant Shares. The Company has agreed to file a registration statement covering the Lock-Up Shares and the Warrant Shares and use commercially reasonable efforts to cause the registration statement to become effective within sixty (60) days after the expiration of the initial twelve (12) month lock-up period and remain effective for specified time periods.

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Pursuant to a Trademark License Agreement (the “Trademark License Agreement”) entered into on the Closing Date by and between H Licensing and the Seller, H Licensing granted to the Seller a non-assignable exclusive sublicense to use the H Halston Trademark in association with the manufacture, distribution, promotion, advertising and sale of products bearing the H Halston trademark and any related services thereto in all channels of distribution, excluding direct-response television and its related e-commerce and digital distribution. The initial term of the Trademark License Agreement expires on December 31, 2019 unless sooner terminated or renewed. After the initial term, the Seller shall be entitled to renew the Trademark License Agreement on three occasions, each for five (5) year terms, as long as the Seller is in compliance with all terms and conditions of the agreement. The Seller may terminate the agreement prior to the expiration of the initial term without penalties, fees or payment of future royalties upon 90 days notice prior to the second anniversary of the closing. The Seller shall pay royalties to H Licensing during the term, with a minimum guaranteed royalty of $600,000 per year during the initial term for 2016 through 2024 and $1,200,000 for any year thereafter. In the event the Seller exercises the early transaction right, H Licensing shall pay to the Seller a participation fee for each of the three following years in an amount not to exceed $4,000,000 ($5,000,000 if H Licensing distributes, or otherwise enters into any agreements for the distribution of, products being the H Halston trademark in China). The participation fee, if any, may be paid in cash or shares of the Company’s common stock based on the greater of $8.00 and the value weighted average price of the common stock for the five business days preceding payment.

On December 22, 2014, H Licensing entered into a new secured term loan facility with BHBM pursuant to which Bank Hapoalim B.M. (“BHBM”) made a term loan in the aggregate principal amount of $10,000,000 (the “Term Loan”). H Licensing used the net proceeds of the Term Loan to pay a portion of the cash purchase price paid for the acquisition of the Acquired Assets. pursuant to the Purchase Agreement among Buyers and the Seller. The Term Loan is secured by (i) all of the assets of H Licensing, (ii) a guarantee by XCel, secured by a pledge of XCel’s membership interest in H Licensing, (iii) a guarantee from IM Brands LLC, a wholly-owned subsidiary of XCel (“IM Brands”), secured by a pledge of all of the assets of IM Brands, and (iv) a guarantee from JR Licensing LLC, a wholly-owned subsidiary of Xcel (“JR Licensing”), secured by a pledge of all of the assets of JR Licensing.

The Term Loan bears interest at an annual rate, as elected by H Licensing, of (i) the rate of interest determined by BHBM to be the offered rate on a page or service that displays an average ICE Benchmark Administration Ltd. rate for deposits in U.S. dollars (for delivery on the first working day of any interest period of 1, 2 or 3 months, as elected by H Licensing, (or such other period as BHBM may agree) with a term equivalent to such interest period, determined as of approximately 11:00 a.m. (London time) two (2) working days prior to the first working day of such interest period plus 3.50% or (ii) the rate of interest announce by BHBM, from time to time, as its prime rate plus .50%. Interest on the Term Loan accruing at a rate based on LIBOR is payable on the last business day of the applicable interest period and interest on the Term Loan accruing at a rate based on the prime rate is payable quarterly in arrears on the first day of each calendar quarter.

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Scheduled principal payments of the Term Loan are as follows:

Date of Payment	Amount of Principal Payment
January 1, 2015, April 1, 2015 and October 1, 2015	$0
January 1, 2016, April 1, 2016, July 1, 2016 and October 1, 2016	$375,000
January 1, 2017, April 1, 2017, July1, 2017 and October 1 2017	$625,000
January 1, 2018, April 1, 2018, July 1, 2018 and October 1, 2018	$750,000
January 1, 2019, April 1, 2019, July 1, 2019 and October 1, 2019	$750,000

For any fiscal year commencing with the fiscal year ending on December 31, 2015, H Licensing is required to prepay the outstanding amount of the Term Loan from excess cash flow for the prior fiscal year in an amount equal to twenty percent (20%) of such excess cash flow. Excess cash flow is defined as, for any fiscal period, cash provided by operating activities for such period less (a) capital expenditures not made through the incurrence of indebtedness less (b) all cash interest and principal (including the Term Loan) paid or payable during such period less (c) all taxes paid or payable during such period less (d) payments made during such period by H Licensing to XCel equal to the estimated tax liability of XCel resulting from any taxable income (net of losses, including for prior years to the extent permitted to be deducted) of H Licensing. H Licensing also executed a guarantee of the Company’s outstanding term loans with BHBM.

The Term Loan contains customary covenants, including reporting requirements, trademark preservation and the following financial covenants:

•

the fixed charge ratio of the Company and its subsidiaries on a consolidated basis shall not be less than 1.20 to 1.00 at the end of each fiscal quarter for the twelve fiscal month period ending on such fiscal quarter;

•

EBITDA of the Company and its subsidiaries on a consolidated basis shall not be less than $5,500,000 for the fiscal year ending December 31, 2014, not less than $7,500,000 for the fiscal year ending December 31, 2015, not less than $15,500,000 for the fiscal year ending on December 31, 2016 and not less than $17,000,000 for fiscal year ending December 31, 2017 and each fiscal year end thereafter;

•	H Licensing cannot have a loss for the fiscal year ending December 31, 2015 in excess of $500,000 and EBITDA (excluding allocated corporate overhead) of H Licensing shall not be less than $4,500,000 for the fiscal year ending December 31, 2016 and not less than $5,000,000 for the fiscal year ending December 31, 2017 and each fiscal year end thereafter;

•	Net worth of the Company and its subsidiaries on a consolidated basis shall not be less than $40 million at the end of any fiscal quarter;

•	Liquid assets of the Company and its subsidiaries on a consolidated basis shall not be less than $4,500,000 at any time; and

•	H Licensing shall have license royalty income of at least $6,000,000 each fiscal year commending for the fiscal year ending December 31, 2016.

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In conjunction with the Term Loan, the Company and IM Brands amended the IM Brands term loan. The amendment includes, among other things, amendments to the financial covenants which now require the following:

•

EBITDA of the Company and its subsidiaries on a consolidated basis shall not be less than $5,500,000 for the fiscal year ending December 31, 2014, not less than $7,500,000 for the fiscal year ending December 31, 2015, not less than $15,500,000 for the fiscal year ending on December 31, 2016 and not less than $17,000,000 for fiscal year ending December 31, 2017 and each fiscal year end thereafter;

•

Capital Expenditures of the Company and its subsidiaries on a consolidated basis in any fiscal year shall not exceed $1,300,000 of which not more than $500,000 shall be capital expenditures for the retail division for the fiscal year ending on December 31, 2015, and $500,000 for the fiscal year ending on December 31, 2016 and each fiscal year end thereafter;

•

the fixed charge ratio of the Company and its subsidiaries on a consolidated basis shall not be less than 1.20 to 1.00 at the end of each fiscal quarter for the twelve fiscal month period ending on such fiscal quarter;

•	Net worth of the Company and its subsidiaries on a consolidated basis shall not be less than $40 million at any time;

•	Liquid assets of the Company and its subsidiaries on a consolidated basis shall not be less than $4,500,000 at any time; and

•

If for any fiscal year commencing with the fiscal year ending on December 31, 2014, there shall be excess cash flow for such fiscal year, the Borrower shall pay to Bank an amount equal to the applicable recapture percentage of such excess cash flow, to be applied by Bank to the principal amount of the Term Loan in the reverse order of maturity.

In conjunction with the Term Loan, the Company and JR Licensing amended the JR Licensing term loan. The amendment includes, among other things, amendments to the financial covenants which now require the following:

•

EBITDA of the Company and its subsidiaries on a consolidated basis shall not be less than $5,500,000 for the fiscal year ending December 31, 2014, not less than $7,500,000 for the fiscal year ending December 31, 2015, not less than $15,500,000 for the fiscal year ending on December 31, 2016 and not less than $17,000,000 for fiscal year ending December 31, 2017 and each fiscal year end thereafter.

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•

Capital Expenditures of the Company and its subsidiaries on a consolidated basis in any fiscal year shall not exceed $1,300,000 of which not more than $500,000 shall be Capital Expenditures for the retail division for the fiscal year ending on December 31, 2015, and $500,000 for the fiscal year ending on December 31, 2016 and each fiscal year end thereafter.

•

the fixed charge ratio of the Company and its subsidiaries on a consolidated basis shall not be less than 1.20 to 1.00 at the end of each fiscal quarter for the twelve fiscal month period ending on such fiscal quarter.

•	Net worth of the Company and its subsidiaries on a consolidated basis shall not be less than $40 million at any time;

•	Liquid assets of the Company and its subsidiaries on a consolidated basis shall not be less than $4,500,000 at any time; and

•

If for any fiscal year commencing with the fiscal year ending on December 31, 2014, there shall be excess cash flow for such fiscal year, the Borrower shall pay to Bank an amount equal to the applicable recapture percentage of such excess cash flow, to be applied by Bank to the principal amount of the Term Loan in the reverse order of maturity.

On December 22, 2014, the Company entered into subscription agreements with six accredited investors. Pursuant to the terms of the subscription agreements, the Company issued an aggregate of 1,086,667 shares of its common stock for an aggregate purchase price of $9,780,000 in a private offering.

On December 22, 2014, the Company entered into an agreement with Young America Capital LLC (the “Agent”), pursuant to which the Company agreed to pay the Agent a cash of 7% of the gross proceeds from the Offering, except with respect to $3,000,000 of common stock in the Offering. The Company paid to the Agent a fee of $474,600 in connection with the Offering. Todd Slater, a director of the Company, is a registered representative and independent contractor to the Agent and received $439,005 of the consideration paid to the Agent.

Item 3.02          Unregistered Sales of Equity Securities.

Pursuant to the Purchase Agreement, the Company issued 1,000,000 shares of Common Stock and warrants to purchase 750,000 shares of Common Stock.

On December 22, 2014, the Company issued six accredited investors an aggregate of 1,086,667 shares of the common stock of the Company at a purchase price of $9.00 per share or gross proceeds of $9,780,000 in a private offering.

None of the issuances referenced above were registered under the Securities Act. Neither the offerings nor the grants of stock was a “public offering” as defined in Section 4(a)(2) of the Securities Act due to the insubstantial number of persons involved, size of the offerings, manner of the offerings and number of securities offered. The Company did not undertake an offering in which it sold a high number of securities to a high number of investors. In addition, the Seller had the necessary investment intent as required by Section 4(a)(2) because it agreed to and received share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, the Company has met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act for this transaction.

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Item 8.01          License Agreement with QVC, Inc.

Effective as of the Closing Date, H Licensing entered into a license agreement with QVC in order to market, promote, distribute and sell consumer products under the H by Halston trademark and brand name. Pursuant to the license agreement, H Licensing designs and QVC markets, promotes, distributes and sells various products under the H by Halston brand name in exchange for a royalty based on net retail sales of the products. The initial license period expires on December 31, 2019. After the initial term, the license agreement automatically renews for additional three-year terms in perpetuity unless either party notifies the other of its intention not to renew at least sixty (60) days prior to the end of the then-current term.

Item 9.01          Financial Statements and Exhibits

(d)	Exhibits

2.1	Asset Purchase Agreement by and among XCel Brands, Inc., H. Licensing, LLC and H Company IP LLC and House of Halston, LLC entered into on December 22, 2014.
4.1	Warrant issued to Hilco Trading LLC dated December 22, 2014.
10.1	Line Letter Agreement dated as of December 22, 2014 by and among XCel Brands, Inc., H Licensing LLC and Bank Hapoalim B.M.
10.2	Guaranty of H Licensing, LLC in favor of Bank Hapoalim B.M.
10.3	Promissory Note executed dated as of December 22, 2014 in the principal amount of $10,000,000 made by H Licensing, LLC to the order of Bank Hapoalim B.M., as supplemented by Loan Rider.
10.4	Amendment No. 1 to Promissory Note, Line Letter Agreement and Security Agreements dated as of December 22, 2014 by and among JR Licensing, LLC, XCel Brands, Inc. and Bank Hapoalim B.M.
10.5	Amendment No. 2 to Promissory Note, Line Letter Agreement and Security Agreements dated as of December 22, 2014 by and among IM Brands, LLC, XCel Brands, Inc. and Bank Hapoalim B.M.
10.6	Guaranty of IM Brands, LLC in favor of Bank Hapoalim B.M.
10.7	Guaranty of JR Licensing LLC in favor of Bank Hapoalim B.M.
10.8	Guaranty of XCel Brands, Inc. in favor of Bank Hapoalim B.M.
10.9	Voting Agreement dated as of December 22, 2014 by and between XCel Brands, Inc. and H Company IP, LLC
10.10	Voting Agreement dated as of December 22, 2014 by and between XCel Brands, Inc. and Hilco Trading, LLC.
10.11	Letter Agreement dated as of December 22, 2014 by and between XCel Brands, Inc. and Young America Capital, LLC.
10.12	Security Agreement dated as of December 22, 2014 by and between H Licensing, LLC. and Bank Hapoalim B.M.
10.13	Intellectual Property Security Agreement dated as of December 22, 2014 by and between H Licensing, LLC. and Bank Hapoalim B.M.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

XCEL BRANDS, INC.
(Registrant)

	By:	/s/ James F. Haran
		Name:	James F. Haran
		Title:	Chief Financial Officer

Date: December 24, 2014

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